UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 15, 2022
Date of Report (date of earliest event reported)
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BUNGE LIMITED
(Exact name of registrant as specified in its charter)
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Bermuda (State or other jurisdiction of incorporation or organization)	001-16625 (Commission File Number)	98-0231912 (I.R.S. Employer Identification Number)
1391 Timberlake Manor Parkway Chesterfield, MO 63017
(Address of principal executive offices and zip code)
(314) 292-2000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $0.01 par value per share	BG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 17, 2022, Bunge Limited (the “Company”) issued a press release announcing the appointment of Eliane Aleixo Lustosa de Andrade to the Board of Directors (the “Board”) of the Company, effective November 15, 2022. With the appointment of Ms. Aleixo Lustosa, the Board will consist of twelve directors.

Ms. Aleixo Lustosa, age 59, currently serves as a non-executive director of the following companies: Grupo CCR S.A. (since 2020), BrasilAgro S.A. (since 2021), and Aegea Saneamento S.A.(since 2022). Ms. Aleixo Lustosa has been a referee of the Brazilian Arbitration Chamber of Novo Mercado Bovespa - B3 - Brazilian Stock Market (since 2004), and a member of the Bluebell Index advisory board (since July 2021). From 2016-2019, she served as Managing Director at the Brazilian Development Bank (“BNDES”), National Bank for Economic and Social Development, where she was responsible for capital markets and the execution of the Brazilian Privatization Program. Earlier in her career, Ms. Aleixo Lustosa held a variety of executive positions, including as Chief Financial Officer at LLX Logística S.A. (currently Prumo Logística S.A.)(2007-2009), Vice President of Finance and Control at Grupo Abril S.A. (2005-2007), Executive Director of Globex Utilidades S.A. (2004-2005) and Chief Investment Officer of Petrobras’ Employee Pension Fund (1999-2003). Ms. Aleixo Lustosa is a certified board member by the Brazilian Institute of Corporate Governance and by the Competent Boards’ Global ESG and Climate Certificate and Designation Program. Ms. Aleixo Lustosa has a Ph.D in Finance and Master’s and Bachelor’s degrees in Economics from Pontifical Catholic University of Rio de Janeiro, Brazil, where she served as a professor of microeconomics and international relations.

Ms. Aleixo Lustosa will serve on the Sustainability and Corporate Responsibility Committee and Audit Committee.

Ms. Aleixo Lustosa will receive compensation for service as a director consistent with that provided to the Company’s other non-employee directors, including a pro-rata stock award of restricted stock units upon joining the Board, which is generally described under the caption “Director Compensation” in the Company’s proxy statement for its 2022 Annual Meeting of Shareholders filed with the Securities and Exchange Commission. There are no arrangements or understandings between Ms. Aleixo Lustosa and any other person pursuant to which she was elected as a director. There are no transactions between Ms. Aleixo Lustosa and the Company that would be required to be disclosed under Item 404(a) of Regulation S-K.

A copy of the press release announcing Ms. Aleixo Lustosa is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 - Financial Statements and Exhibits
(d):     Exhibits

Exhibit No.	Description
99.1	Press Release, dated November 17, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2022

BUNGE LIMITED

By:	/s/ Lisa Ware-Alexander
Name:	Lisa Ware-Alexander
Title:	Corporate Secretary